UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 31, 2005

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware               0-13150               04-2735766
          --------               -------               ----------
       (State or Other         (Commission           (IRS Employer
         Jurisdiction          File Number)     Identification Number)
      of Incorporation)

   4375 River Green Parkway, Suite 100, Duluth, Georgia          30096
   ----------------------------------------------------          -----
       (Address of Principal Executive Offices)               (Zip Code)

    Registrant's telephone number, including area code:     (678) 258-4000
                                                            --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPALS OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT  OF  PRINCIPAL  OFFICERS.

On August 31, 2005, Michael A. Brunner informed the Registrant that he has elected to retire from its Board of Directors and will not stand for re-election at the Registrant's annual shareholders meeting which is scheduled for October 18, 2005. Mr. Brunner has served as a director of the Registrant since 1994.
Mr. Brunner's decision to retire was not due to any disagreement with the Registrant.

A copy of the Registrant's September 7, 2005 press release announcing Mr. Brunner's retirement is attached hereto as Exhibit 99.1 and is incorporated by reference hereto in its entirety.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Number     Description of Document
------     -----------------------

99.1 Press Release dated September 7, 2005, announcing the departure of a director.

                                   Signatures
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CONCURRENT COMPUTER CORPORATION



Date: September 7, 2005                    By:  /s/  Greg  Wilson
                                               -------------------------------
                                               Greg  Wilson
                                               Chief Financial Officer

                                  EXHIBIT INDEX

Number     Description of Document
------     -----------------------

99.1 Press Release dated September 7, 2005, announcing the departure of a director.